UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 26, 2022

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 26, 2022, HomeStreet, Inc. (the "Company") held its 2022 Annual Meeting of Shareholders (the "Annual Meeting"). Based on the certified voting report provided by the inspector of elections for the Annual Meeting, the Company's shareholders elected all nine director candidates nominated by the Company's Board of Directors (the “Board”) and approved Proposals 2 and 3, all as described in the Company's Definitive Proxy Statement for the Annual Meeting on Schedule 14A which was filed with the Securities and Exchange Commission on April 15, 2022.

Proposal 1

Shareholders re-elected the following nine directors with terms ending at the 2023 annual meeting of shareholders (or upon the due election and qualification of their respective successors).

Official Results

Nominee	For	Against	Abstain	Broker Non-Votes
Scott M. Boggs	14,459,788	372,330	11,450	1,589,527
Sandra A. Cavanaugh	14,321,095	512,501	9,972	1,589,527
Jeffrey D. Green	14,308,432	523,985	11,151	1,589,527
Joanne R. Harrell	14,812,355	18,379	12,834	1,589,527
Mark K. Mason	14,393,994	345,397	104,177	1,589,527
James R. Mitchell, Jr.	14,314,981	513,816	14,771	1,589,527
Mark R. Patterson	14,799,189	33,372	11,007	1,589,527
Nancy D. Pellegrino	14,317,659	512,355	13,554	1,589,527
Doug I. Smith	13,955,176	876,765	11,627	1,589,527

Proposal 2

Company shareholders approved on an advisory (non-binding) basis, as set forth below, the compensation of the Company's named executive officers.

Official Results

	For	Against	Abstain	Broker Non-Votes
Approval on an advisory (non-binding) basis the compensation of the Company's named executive officers.	14,454,117	244,505	144,946	1,589,527

Proposal 3

Shareholders ratified on an advisory (non-binding) basis, as set forth below, the appointment of Deloitte & Touche LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2022.

Official Results

	For	Against	Abstain
Appointment of Deloitte & Touche	16,202,940	211,160	18,995

Item 7.01 Regulation FD Disclosure

On May 26, 2022, the Company issued a press release announcing that (i) its shareholders reelected the entire slate of directors recommended by the Board at the Annual Meeting; (ii) Donald Voss retired as a director and Lead Independent Director of the Company; (iii) the Board appointed Mark Mason to continue his service as Chairman of the Board and Chief Executive Officer; and (iv) the Board appointed Mark Patterson to succeed Mr. Voss as Lead Independent Director. A copy of the press released is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1	Press Release dated May 26, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2022

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary